Series Number:  1
For period ending 6/30/12

48)	Investor, A, B, C & R
First $1 billion  0.812%
Next $5 billion  0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

Institutional
First $1 billion 0.612%
Next $5 billion 0.552%
Next $15 billion 0.508%
Next $25 billion 0.461%
Next $50 billion 0.434%
Next $150 billion 0.431%
Over $246 billion 0.430%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           46,208
                              Institutional Class     932

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  920
                                    C Class                                                             171
R Class                             156

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $17.08
                                Institutional Class  $17.13

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $16.90
                                    C Class                                                            $16.56
R Class                            $16.86

Series Number:  2
For period ending 6/30/12

48)	Investor, A, B, C & R
First $1 billion 0.812%
Next $5 billion 0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

Institutional
First $1 billion 0.612%
Next $5 billion 0.552%
Next $15 billion 0.508%
Next $25 billion 0.461%
Next $50 billion 0.434%
Next $150 billion 0.431%
Over $246 billion 0.430%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     22,166
                                Institutional Class                2,132
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,703
        B Class                                                -
        C Class                                                8
                                R Class                                                                                 8

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.4361
                               Institutional Class                                                      $0.4857
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3741
        C Class                                            $0.1885
        R Class                                                      $0.3122

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           49,687
                              Institutional Class     3,717

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   4,446
                                    C Class                                                             44
R Class                             38

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $26.29
                                Institutional Class  $26.31

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $26.26
                                    C Class                                                            $26.23
R Class                            $26.28

Series Number:  3
For period ending 6/30/12

48)	Investor, A, B, C & R
First $1 billion  0.812%
Next $5 billion  0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

Institutional
First $1 billion 0.612%
Next $5 billion 0.552%
Next $15 billion 0.508%
Next $25 billion 0.461%
Next $50 billion 0.434%
Next $150 billion 0.431%
Over $246 billion 0.430%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   23,667
                                Institutional Class              3,490
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,213
        B Class                                                 -
        C Class                                                35
                                R Class                                                                                 62

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3377
                               Institutional Class                                                      $0.3813

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2831
        B Class                                                  -
        C Class                                            $0.1192
        R Class                                           $0.2284

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           71,001
                              Institutional Class     9,301

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  7,882
                                    C Class                                                             303
R Class                             294

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $23.30
                                Institutional Class  $23.31

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $23.28
                                    C Class                                                            $23.13
R Class                            $23.29

Series Number:  6
For period ending 6/30/12

48)	Investor, A, C & R
First $1 billion 1.012%
Next $5 billion 0.952%
Next $15 billion 0.908%
Next $25 billion 0.861%
Next $50 billion 0.834%
Next $150 billion 0.831%
Over $246 billion 0.830%

Institutional
First $1 billion 0.812%
Next $5 billion 0.752%
Next $15 billion 0.708%
Next $25 billion 0.661%
Next $50 billion 0.634%
Next $150 billion 0.631%
Over $246 billion 0.630%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   606
                                Institutional Class              181
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 18
        C Class                                                  -
                                R Class                                                                                   -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0241
                               Institutional Class                                                      $0.0467

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0052
        C Class                                                    -
        R Class                                                   -

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           22,887
                              Institutional Class     3,567

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  3,210
                                    C Class                                                             10
R Class                             116

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.24
                                Institutional Class  $8.27

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.08
                                    C Class                                                            $8.08
R Class                            $8.00

Series Number:  7
For period ending 6/30/12

48)	Investor, A, B, C & R
First $1 billion  1.162%
Next $5 billion  1.102%
Next $15 billion 1.058%
Next $25 billion 1.011%
Next $50 billion 0.984%
Next $150 billion 0.981%
Over $246 billion 0.980%

Institutional
First $1 billion 0.962%
Next $5 billion 0.902%
Next $15 billion 0.858%
Next $25 billion 0.811%
Next $50 billion 0.784%
Next $150 billion 0.781%
Over $246 billion 0.780%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   212
                                Institutional Class              4
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 19
        B Class                                                  -
        C Class                                                  -
        R Class                                                 -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0648
                               Institutional Class                                                      $0.0892
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0343
        B Class                                                  -
        C Class                                                  -
        R Class                                            $0.0038

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           4,318
                              Institutional Class     65

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1,180
                                    C Class                                                             261
R Class                             68

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $13.38
                                Institutional Class  $13.42

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $13.33
                                    C Class                                                            $12.99
R Class                            $13.20

Series Number:  8
For period ending 6/30/12

48)	Investor, A, B, C & R
First $1 billion  1.522%
Next $5 billion  1.462%
Next $15 billion 1.418%
Next $25 billion 1.371%
Next $50 billion 1.344%
Next $150 billion 1.341%
Over $246 billion 1.340%

Institutional
First $1 billion 1.322%
Next $5 billion 1.262%
Next $15 billion 1.218%
Next $25 billion 1.171%
Next $50 billion 1.144%
Next $150 billion 1.141%
Over $246 billion 1.140%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           2,184
                              Institutional Class     527

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,111
                                    C Class                                                             583
                                R Class                             101

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.54
                                Institutional Class  $10.65

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.41
                                    C Class                                                            $9.97
R Class                            $10.26

Series Number:  11
For period ending 6/30/12

48)	Investor, A, B, C & R
First $1 billion 1.292%
Next $5 billion 1.232%
Next $15 billion 1.188%
Next $25 billion 1.141%
Next $50 billion 1.114%
Next $150 billion 1.111%
Over $246 billion 1.110%

Institutional
First $1 billion 1.092%
Next $5 billion 1.032%
Next $15 billion 0.988%
Next $25 billion 0.941%
Next $50 billion 0.914%
Next $150 billion 0.911%
Over $246 billion 0.910%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     96
                                Institutional Class                10
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 35
        B Class                                                -
        C Class                                                9
                                R Class                                                                                 13

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1437
                               Institutional Class                                                      $0.1566
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1275
        B Class                                                  -
        C Class                                            $0.0789
        R Class                                                      $0.1113

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           288
                              Institutional Class     63

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   277
                                    C Class                                                             106
R Class                             120

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.66
                                Institutional Class  $6.67

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.65
                                    C Class                                                            $6.62
R Class                            $6.64

Series Number:  14
For period ending 6/30/12

48)	Investor, A, C & R
First $1 billion  1.185%
Next $1 billion  1.133%
Next $3 billion 1.103%
Next $5 billion 1.083%
Next $15 billion 1.070%
Next $25 billion 1.068%
Over $50 billion 1.067%

Institutional
First $1 billion 0.985%
Next $1 billion 0.933%
Next $3 billion 0.903%
Next $5 billion 0.883%
Next $15 billion 0.870%
Next $25 billion 0.868%
Over $50 billion 0.867%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   674
                                Institutional Class              76
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 370
        C Class                                                 35
        R Class                                                1

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1272
                               Institutional Class                                                      $0.1481
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1083
                                C Class                                                                           $0.0518
                              R Class                                            $0.0895

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           6,605
                              Institutional Class     708

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,141
                                    C Class                                                             875
                                R Class                             14

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.99
                                Institutional Class  $9.99

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.97
                                    C Class                                                            $9.90
R Class                            $9.94

Series Number:  15
For period ending 6/30/12

48)	Investor, A, C & R
First $1 billion  1.442%
Next $5 billion  1.382%
Next $15 billion 1.338%
Next $25 billion 1.291%
Next $50 billion 1.264%
Next $150 billion 1.261%
Over $246 billion 1.260%

Institutional
First $1 billion 1.242%
Next $5 billion 1.182%
Next $15 billion 1.138%
Next $25 billion 1.091%
Next $50 billion 1.064%
Next $150 billion 1.061%
Over $246 billion 1.060%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   35
        Institutional Class               -

2. Dividends for a second class of open-end company shares
                                A Class                                                                                 -
        C Class                                                 -
        R Class                                                -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0045
                               Institutional Class                                                      $0.0079
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0004
        C Class                                                 -
        R Class                                                -

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           7,793
                              Institutional Class     49

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   21
                                    C Class                                                             10
R Class                             10

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.79
                                Institutional Class  $10.80

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.78
                                    C Class                                                            $10.73
R Class                            $10.76

Series Number:  17
For period ending 6/30/12

48)	Investor, A, C & R
First $1 billion  1.592%
Next $5 billion  1.532%
Next $15 billion 1.488%
Next $25 billion 1.441%
Next $50 billion 1.414%
Next $150 billion 1.411%
Over $246 billion 1.410%

Institutional
First $1 billion 1.392%
Next $5 billion 1.332%
Next $15 billion 1.288%
Next $25 billion 1.241%
Next $50 billion 1.214%
Next $150 billion 1.211%
Over $246 billion 1.210%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   1
        Institutional Class                                              -

2. Dividends for a second class of open-end company shares
                                A Class                                                                                 -
        C Class                                                 -
        R Class                                                -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0121
                               Institutional Class                                                      $0.0154
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0080
        C Class                                                  -
        R Class                                            $0.0039

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           207
                              Institutional Class     30

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   52
                                    C Class                                                             31
R Class                             30

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.86
                                Institutional Class  $10.87

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.85
                                    C Class                                                            $10.80
R Class                            $10.83